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Exhibit 10(b)


                 Consent of Ernst and Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use or our report dated April 30, 1998 of Bankers Life Insurance Company of New York, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-49115) and related Statement of Additional Information of Bankers Life Insurance Company of New York Separate Account 1 dated December 18, 1998



                                        Ernst & Young LLP

Indianapolis, Indiana
December 18, 1998